                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the 29th day of June, 1999 between Orbitex Group of Funds, a Delaware business trust (the "Trust"), and Orbitex Management, Inc., a New York corporation (the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust intends to offer shares in several series, one of which is designated as the Orbitex Health & Biotechnology Fund (the "Fund"), and the Trust may offer shares of one or more additional series in the future;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, The parties hereto agree as follows:

1.   SERVICES OF THE ADVISER.

     1.1 INVESTMENT ADVISORY SERVICES. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

           The Trust hereby authorizes any entity or person associated with the Adviser, which is a member of national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

           The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the

Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 ADMINISTRATIVE SERVICES. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to the Trust's shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

           1.2.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

           1.2.2 PERSONNEL. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

           1.2.3 AGENTS. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

           1.2.4 TRUSTEE AND OFFICERS. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

           1.2.5 BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

           1.2.6 REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

2.   EXPENSES OF THE TRUST.

     2.1 EXPENSES TO BE PAID BY ADVISER. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

           In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

     2.2 EXPENSES TO BE PAID BY THE TRUST. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include but are not limited to:

           2.2.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

           2.2.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

           2.2.3 SHAREHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

           2.2.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

           2.2.5 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

           2.2.6 COMMUNICATIONS. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

           2.2.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Trust's legal counsel and independent accountants.

           2.2.8 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

           2.2.9 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

           2.2.10 FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

           2.2.11 STATE REGISTRATION FEES. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

           2.2.12 CONFIRMATIONS. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

           2.2.13 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

           2.2.14 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

           2.2.15 TAXES. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

           2.2.16 TRADE ASSOCIATION FEES. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

           2.2.17 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.   ADVISORY FEE.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on the following annual percentage rate, to the Fund's average daily net assets for the month: 0.75%.

4.   RECORDS.

     4.1 TAX TREATMENT. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

     4.2 OWNERSHIP. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5.   REPORTS TO ADVISER.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.   REPORTS TO THE TRUST.

     The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.   SERVICES TO OTHER CLIENTS.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

8.   LIMITATION OF LIABILITY OF ADVISER AND ITS PERSONNEL.

     Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

9.   EFFECT OF AGREEMENT.

     Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

10.  TERM OF AGREEMENT.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

11.  AMENDMENT OR ASSIGNMENT OF AGREEMENT.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized
(i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

12.  TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or
(ii) by vote of majority of the outstanding voting securities of the Fund.

13.  USE OF NAME.

     The Trust is named the Orbitex Group of Funds and the Fund may be identified, in part, by the name "Orbitex." The Adviser hereby grants to the Trust a nonexclusive right and license to use the Orbitex name and as part of the name of the Trust and the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as adviser or any extension, renewal or amendment thereof remain in effect. The Trust agrees that it shall acquire no interest in the name "Orbitex," that all uses thereof by the Trust shall inure to the benefit of the Adviser and that it shall not challenge the validity or Adviser's ownership thereof.

14.  DECLARATION OF TRUST.

     The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or the Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or the Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

15. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

16.  INTERPRETATION AND DEFINITION OF TERMS.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.  CAPTIONS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

18.  EXECUTION IN COUNTERPARTS.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       ORBITEX GROUP OF FUNDS on behalf of its
                                       Orbitex Health & Biotechnology Fund

                                       By:
                                          --------------------------------------
                                          James L. Nelson
                                          President and Chief Executive Officer

                                       ORBITEX MANAGEMENT, INC.

                                       By:
                                          --------------------------------------
                                          Richard E. Steirwalt
                                          President and Chief Executive Officer

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the 29th day of June, 1999 between Orbitex Group of Funds, a Delaware business trust (the "Trust"), and Orbitex Management, Inc., a New York corporation (the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust intends to offer shares in several series, one of which is designated as the Orbitex Cash Reserve Fund (the "Fund"), and the Trust may offer shares of one or more additional series in the future;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   SERVICES OF THE ADVISER.

     1.1 INVESTMENT ADVISORY SERVICES. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

           The Trust hereby authorizes any entity or person associated with the Adviser, which is a member of national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

           The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 ADMINISTRATIVE SERVICES. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to the Trust's shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

           1.2.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

           1.2.2 PERSONNEL. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

           1.2.3 AGENTS. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

           1.2.4 TRUSTEE AND OFFICERS. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

           1.2.5 BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

           1.2.6 REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

2.   EXPENSES OF THE TRUST.

     2.1 EXPENSES TO BE PAID BY ADVISER. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

     2.2 In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

     2.3 EXPENSES TO BE PAID BY THE TRUST. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include but are not limited to:

           2.3.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

           2.3.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

           2.3.3 SHAREHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

           2.3.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

           2.3.5 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

           2.3.6 COMMUNICATIONS. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

           2.3.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Trust's legal counsel and independent accountants.

           2.3.8 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

           2.3.9 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

           2.3.10 FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

           2.3.11 STATE REGISTRATION FEES. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

           2.3.12 CONFIRMATIONS. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

           2.3.13 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

           2.3.14 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

           2.3.15 TAXES. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

           2.3.16 TRADE ASSOCIATION FEES. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

           2.3.17 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.   ADVISORY FEE.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on the following annual percentage rate, to the Fund's average daily net assets for the month: 0.15%.

4.   RECORDS.

     4.1 TAX TREATMENT. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

     4.2 OWNERSHIP. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5.   REPORTS TO ADVISER.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.   REPORTS TO THE TRUST.

     The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.   RETENTION OF SUB-ADVISER.

     Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or commissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

8.   SERVICES TO OTHER CLIENTS.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.   LIMITATION OF LIABILITY OF ADVISER AND ITS PERSONNEL.

     Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

10.  EFFECT OF AGREEMENT.

     Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

11.  TERM OF AGREEMENT.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

12.  AMENDMENT OR ASSIGNMENT OF AGREEMENT.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized
(i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

13.  TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or
(ii) by vote of majority of the outstanding voting securities of the Fund.

14.  USE OF NAME.

     The Trust is named the Orbitex Group of Funds and the Fund may be identified, in part, by the name "Orbitex." The Adviser hereby grants to the Trust a nonexclusive right and license to use the Orbitex name and as part of the name of the Trust and the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as adviser or any extension, renewal or amendment thereof remain in effect. The Trust agrees that it shall acquire no interest in the name "Orbitex," that all uses thereof by the Trust shall inure to the benefit of the Adviser and that it shall not challenge the validity or Adviser's ownership thereof.

15.  DECLARATION OF TRUST.

     The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or the Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or the Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

16. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

17.  INTERPRETATION AND DEFINITION OF TERMS.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.  CAPTIONS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

19.  EXECUTION IN COUNTERPARTS.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       ORBITEX GROUP OF FUNDS on behalf of its
                                       Orbitex Cash Reserve Fund

                                       By:
                                          --------------------------------------
                                          James L. Nelson
                                          President and Chief Executive Officer

                                       ORBITEX MANAGEMENT, INC.

                                       By:
                                          --------------------------------------
                                          Richard E. Steirwalt
                                          President and Chief Executive Officer

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the 29th day of June, 1999 between Orbitex Group of Funds, a Delaware business trust (the "Trust"), and Orbitex Management, Inc., a New York corporation (the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust intends to offer shares in several series, one of which is designated as the Orbitex Focus 30 Fund (the "Fund"), and the Trust may offer shares of one or more additional series in the future;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   SERVICES OF THE ADVISER.

     1.1 INVESTMENT ADVISORY SERVICES. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

           The Trust hereby authorizes any entity or person associated with the Adviser, which is a member of national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

           The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 ADMINISTRATIVE SERVICES. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to the Trust's shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

           1.2.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

           1.2.2 PERSONNEL. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

           1.2.3 AGENTS. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

           1.2.4 TRUSTEE AND OFFICERS. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

           1.2.5 BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

           1.2.6 REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

2.   EXPENSES OF THE TRUST.

     2.1 EXPENSES TO BE PAID BY ADVISER. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser; provided, however, that the Adviser shall reduce the fee payable to it under this Agreement and shall reimburse the Fund for expenses[, other than extraordinary or non-recurring expenses,] incurred by the Fund to the extent necessary so that the expense ratio of the Fund, in respect of Class I shares of the Fund only, shall not exceed 0.60 of 1% until January 1, 2000 and 0.75 of 1% until July 1, 2000

           In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

     2.2 EXPENSES TO BE PAID BY THE TRUST. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include but are not limited to:

           2.2.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

           2.2.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

           2.2.3 SHAREHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

           2.2.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

           2.2.5 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

           2.2.6 COMMUNICATIONS. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

           2.2.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Trust's legal counsel and independent accountants.

           2.2.8 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

           2.2.9 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

           2.2.10 FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

           2.2.11 STATE REGISTRATION FEES. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

           2.2.12 CONFIRMATIONS. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

           2.2.13 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

           2.2.14 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

           2.2.15 TAXES. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

           2.2.16 TRADE ASSOCIATION FEES. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

           2.2.17 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.   ADVISORY FEE.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on the following annual percentage rate, to the Fund's average daily net assets for the month: 0.75%.

4.   RECORDS.

     4.1 TAX TREATMENT. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

     4.2 OWNERSHIP. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5.   REPORTS TO ADVISER.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.   REPORTS TO THE TRUST.

     The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.   SERVICES TO OTHER CLIENTS.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

8.   LIMITATION OF LIABILITY OF ADVISER AND ITS PERSONNEL.

     Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

9.   EFFECT OF AGREEMENT.

     Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

10.  TERM OF AGREEMENT.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

11.  AMENDMENT OR ASSIGNMENT OF AGREEMENT.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized
(i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

12.  TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or
(ii) by vote of majority of the outstanding voting securities of the Fund.

13.  USE OF NAME.

     The Trust is named the Orbitex Group of Funds and the Fund may be identified, in part, by the name "Orbitex." The Adviser hereby grants to the Trust a nonexclusive right and license to use the Orbitex name and as part of the name of the Trust and the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as adviser or any extension, renewal or amendment thereof remain in effect. The Trust agrees that it shall acquire no interest in the name "Orbitex," that all uses thereof by the Trust shall inure to the benefit of the Adviser and that it shall not challenge the validity or Adviser's ownership thereof.

14.  DECLARATION OF TRUST.

     The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or the Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or the Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

15. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

16.  INTERPRETATION AND DEFINITION OF TERMS.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.  CAPTIONS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

18.  EXECUTION IN COUNTERPARTS.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       ORBITEX GROUP OF FUNDS on behalf of its
                                       Orbitex Focus 30 Fund

                                       By:
                                          --------------------------------------
                                          James L. Nelson
                                          President and Chief Executive Officer

                                       ORBITEX MANAGEMENT, INC.

                                       By:
                                          --------------------------------------
                                          Richard E. Steirwalt
                                          President and Chief Executive Officer